UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 26, 2006
BELO CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	1-8598	75-0135890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
P.O. Box 655237, Dallas, Texas 75265-5237
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 977-6606
None.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On May 26, 2006, Belo Corp. (the “Company”) completed a public offering of $250,000,000 aggregate principal amount of the Company’s 6.75% Senior Notes due May 30, 2013 (the “Notes”) pursuant to an underwriting agreement, dated May 24, 2006, between the Company and Banc of America Securities LLC and JPMorgan Securities, Inc. (the “Underwriting Agreement Terms”). The Underwriting Agreement Terms incorporates by reference into it the Underwriting Agreement Standard Provisions (Debt Securities) dated May 24, 2006 (the “Underwriting Standard Provisions”)(together with the Underwriting Agreement Terms, the “Underwriting Agreement”). The Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties.
The Notes were issued under an indenture, dated as of June 1, 1997 (the “Indenture”) between the Company and JPMorgan Chase Bank, N.A., as trustee. The Notes are represented by a global note, executed by the Company, dated May 26, 2006 (the “Global Note”). The Notes are unsubordinated and unsecured obligations ranking equally with all of the Company’s existing and future unsubordinated and unsecured obligations. The Notes bear interest at an annual rate of 6.75%, payable by the Company on May 30 and November 30 of each year, beginning on November 30, 2006. The Notes mature on May 30, 2013.
The Company may redeem the Notes at its option at any time in whole or from time to time in part at a redemption price calculated in accordance with the Indenture.
Belo intends to use the net proceeds from the offering for general corporate purposes, which may include reducing the outstanding balance under the Company’s senior credit facility.
The foregoing summary is qualified in its entirety by reference to the text of the Underwriting Standard Provisions, the Underwriting Agreement Terms, the Indenture, the Officers’ Certificate dated May 26, 2006 establishing the terms of the Notes and the Global Note which are Exhibits 1.1, 1.2, 4.1, 4.2 and 4.3 to this Current Report on Form 8-K, respectively.
The Notes were issued pursuant to the Prospectus Supplement, dated May 24, 2006, to the Prospectus, dated May 24, 2006 (the “Prospectus”), filed as part of registration statements on Form S-3 (Nos. 333-134420 and 333-25579)(the “Registration Statements”) . Each of Exhibits 1.1, 1.2, 4.1, 4.2 and 4.3 are hereby incorporated by reference into the Registration Statements and the Prospectus.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 above is incorporated herein by this reference.
Item 8.01. Other Events
On May 26, 2006, the Company issued a press release reporting the completion of the offering of $250,000,000 aggregate principal amount of the Notes, which is attached as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
1.1	Underwriting Agreement Standard Provisions (Debt Securities), May 24, 2006.

1.2	Underwriting Agreement, dated May 24, 2006, between the Company, Banc of America Securities LLC and JPMorgan Securities, Inc.

4.1	Indenture dated as of June 1, 1997 between the Company and JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank, as Trustee, (the “Indenture”) (incorporated by reference to Exhibit 4.6(1) to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 (File No. 002-74702)).

4.2	Officers’ Certificate dated May 26, 2006 establishing terms of debt securities pursuant to Section 3.1 of the Indenture.

4.3	Form of Belo Corp. 6.75% Senior Notes due May 30, 2013.

99.1	Press Release dated May 26, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: May 26, 2006

BELO CORP.
By:	/s/ Russell F. Coleman
Russell F. Coleman
Vice President/General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement Standard Provisions (Debt Securities), dated May 24, 2006.

1.2	Underwriting Agreement, dated May 24, 2006, among the Company, Banc of America Securities LLC and JPMorgan Securities, Inc.

4.1	Indenture dated as of June 1, 1997 between the Company and JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank, as Trustee, (the “Indenture”) (incorporated by reference to Exhibit 4.6(1) to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 (File No. 002-74702)).

4.2	Officers’ Certificate dated May 26, 2006 establishing terms of debt securities pursuant to Section 3.1 of the Indenture.

4.3	Form of Belo Corp. 6.75% Senior Notes due May 30, 2013.

99.1	Press Release dated May 26, 2006.